Exhibit 99.5

DATAVAULT AI INC.

FREQUENTLY ASKED QUESTIONS
REGARDING THE DREAM BOWL MEME COIN II DISTRIBUTION

This FAQ addresses details of the distribution of the Dream Bowl Meme Coin II tokens to certain record holders of common stock and certain other equity securities of Datavault AI Inc. (“Datavault”), including the record date, payment date, distribution ratio, opt-in and digital wallet requirements.

Q:	What is the distribution of Dream Bowl Meme Coin II tokens to certain holders of Datavault equity securities?

A:

On December 29, 2025, Datavault announced that its board of directors declared a dividend (“Distribution”) of one Dream Bowl Meme Coin II token (such token, the “Meme Coin”) for every 60 shares of the Datavault’s common stock, par value $0.0001 per share (the “Datavault Common Stock”), held or deemed to be held by certain Datavault equityholders for purposes of the Distribution pursuant to certain contractual rights of the holders of the following equity securities of Datavault, in each case as of the close of business on the Record Date (as defined below):

(i)            Datavault Common Stock (“Record Datavault Common Holders”),

(ii)           certain warrants to purchase Datavault Common Stock that have the right to participate in the Distribution pursuant to their respective terms (such warrants, the “Record Datavault Warrants” and such record holders, the “Record Datavault Warrant Holders”),

(iii)          certain convertible promissory notes of Datavault that have the right to participate in the Distribution pursuant to their respective terms (such notes, the “Record Datavault Notes” and such record holders, the “Record Datavault Note Holders”), and

(iv)          certain equity awards and/or grants that are issued and outstanding as of the Record Date and which were granted under Datavault’s stock option plan, stock incentive plan or other equity incentive plans that have not been exercised or converted and settled (or, in the case of restricted stock awards, that have not yet vested) as of the Record Date that are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants (such awards or grants, the “Record Datavault Awards” and such record holders, the “Record Datavault Award Holders” and together with the Record Datavault Common Holders, the Record Datavault Warrant Holders, and the Record Datavault Note Holders, the “Record Holders”).

The preceding Datavault securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Datavault Securities”.

Q:	What is the Meme Coin?

A:	The Meme Coin is a digital collectible intended solely for personal, non-commercial use in connection activities related to the Dream Bowl 2026 event such as merchandise lotteries following the Payment Date. The Meme Coin does not: (a) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault or any other entity; (b) provide any right to receive monetary payments, distributions, or appreciation; or (c) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault or others. The Meme Coin is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Meme Coin is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

Q:	Are Meme Coins being distributed to any other persons?

A:	No.

Q:	What is the Record Date for the Distribution to the Record Holders?

A:	The record date for determining the Record Holders who are entitled to receive Meme Coins was January 7, 2026 (the “Record Date”), subject to the right of the Board of Directors of Datavault (the “Datavault Board”) to change the Record Date to a later date.

Q:	What is the Payment Date for the Meme Coins to be Distributed to Record Holders?

A:	The Distribution will be paid beginning on February 21, 2026 (“Payment Date”), subject to the right of the Datavault Board to change the Payment Date to a later date or to revoke the Distribution entirely prior to the Payment Date.

Q:	Can the Datavault Board revoke the Distribution to Record Holders?

A:	Yes, the Datavault Board has the right to revoke the Distribution prior to the Payment Date.

Q:	How will I know if the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record Holders?

A:	If the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record Holders prior to the Payment Date, Datavault will file a Current Report on Form 8-K with the Securities and Exchange Commission to announce such changes or revocation.

Q:	Will I receive Meme Coins if I am a Record Holder?

A:

If you are a Record Holder, meaning you held Datavault Securities as of the close of business on the Record Date, you are entitled to receive Meme Coins, subject to your having:

(i)            a digital wallet with Datavault into which Meme Coins can be delivered on or after the Payment Date; and

(ii)           elected to receive the Distribution by completing, duly executing, and submitting an Opt-In Agreement to Alliance Advisors, Datavault’s Information Agent (the “Information Agent”), in which, among other things, you will be required to provide a valid and accurate Datavault digital wallet address for Datavault to transfer the Meme Coins.

If you do not already have a digital wallet with Datavault, instructions on how to set up a digital wallet with Datavault can be found at www.dreambowlcoin2.com.

You may initiate your election to receive your portion of the Distribution by completing, executing and submitting the Opt-In Agreement, which can be accessed at www.dreambowlcoin2.com. Once you have printed and executed the Opt-In Agreement you will need to upload the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Q:	How many Meme Coins will I receive if I am a Record Holder?

A:

If you are a Datavault Record Common Holder, then you will receive one Meme Coin for every 60 shares of Datavault Common Stock held (or underlying the applicable Datavault Securities held) by you as of the close of business on the Record Date.

If you are a Record Datavault Warrant Holder, Record Datavault Note Holder or Record Datavault Award Holder, you will receive one Meme Coin for every 60 shares of Datavault Common Stock underlying the applicable Datavault Securities held by you as of the close of business on the Record Date, as determined pursuant to the terms of the applicable Datavault Security you hold.

If you are a Record Holder and hold (a) fewer than 60 shares of Common Stock (or shares of Common Stock underlying the applicable Datavault Securities held) as of the Record Date, you will not be entitled to receive any Meme Coins or (b) more than 60 shares of Common Stock (or shares of Common Stock underlying the applicable Datavault Securities held) as of the Record Date in increments of other than 60 shares, you will be entitled to receive only such number of Meme Coins as is determined by dividing the number of shares of Common Stock (or shares of Common Stock underlying the applicable Datavault Securities held) held by you as of the Record Date by 60 (rounding down to the nearest increment of 60 shares). By way of example, if you hold 125 shares of Common Stock as of the Record Date, you will only be entitled to receive two Meme Coins (i.e., one Meme Coin in respect of each 60 shares of Common Stock (or shares of Common Stock underlying the applicable Datavault Securities held) held as of the Record Date).

Q:	How do I know if I am a Record Datavault Common Holder?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on January 7, 2026, your shares of Datavault Common Stock were registered directly in your name with Datavault’s transfer agent, VStock Transfer LLC (“VStock”), then you are the stockholder of record for these shares and a Record Datavault Common Holder.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on January 7, 2026, your shares of Datavault Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Datavault Common Holder, for purposes of the Distribution.

Q:	What information was distributed to the Record Datavault Common Holders in connection with the Distribution?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on January 7, 2026, your shares of Datavault Common Stock were registered directly in your name with Datavault’s transfer agent, VStock, then Alliance Advisors (the “Information Agent”), on Datavault’s behalf, mailed a letter to your address on record with VStock describing the Distribution and informing you about the process of electing to receive your portion of the Distribution by having or setting up your digital wallet and uploading your completed, executed Opt-In Agreement by navigating to www.dreambowlcoin2.com (the “Distribution Website”).

On the Distribution Website, you will find, among other information, the following (collectively, with this letter, the “Distribution Materials”):

(i)            These FAQs regarding the Distribution.

(ii)           Instructions for setting up a digital wallet with Datavault (if you don’t already have a digital wallet with Datavault).

(iii)           A form of Opt-In Agreement to be completed and executed by you and submitted to the Information Agent by uploading the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on January 7, 2026, your shares of Datavault Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Datavault Common Holder, for purposes of the Distribution.

As a Record Datavault Common Holder, your brokerage firm, bank, dealer or other similar organization should have received the cover letter from Datavault and will be responsible for distributing such cover letter to you.

Please visit the Distribution Website at www.dreambowlcoin2.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-888-244-0512 (or 1-551-367-1997 for international holders)

Email Address: DVLT2@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Q:	How do I know if I am a Record Datavault Warrant Holder, Record Datavault Note Holder or Record Datavault Award Holder?

A:

If at the close of business on January 7, 2026, you held Record Datavault Warrants, Record Datavault Notes and/or Record Datavault Awards, such securities were registered directly in your name with Datavault and you are the holder of record for such securities and therefore a Record Datavault Warrant Holder, Record Datavault Note Holder and/or Record Datavault Award Holder, as applicable, you are entitled to participate in the Distribution.

Record Datavault Warrants

Based on the books and records of Datavault, the following warrants to purchase Datavault Common Stock have the right to participate in the Distribution pursuant to their respective terms:

(i)	Common Stock Purchase Warrants, issued January 19, 2021;
(ii)	Common Stock Purchase Warrants, issued June 8, 2021;
(iii)	Common Stock Purchase Warrants, issued August 15, 2022;
(iv)	Common Stock Purchase Warrants, issued December 1, 2022;
(v)	Common Stock Purchase Warrants, issued February 3, 2023; and
(vi)	Certain Common Stock Purchase Warrants, issued February 13, 2024.

Record Datavault Notes

Based on the books and records of Datavault, there are no Record Datavault Notes outstanding as of the Record Date.

Record Datavault Awards

Based on the books and records of Datavault, certain shares of Datavault restricted stock and Datavault restricted stock units, in each case awarded pursuant to Datavault’s 2018 Long-Term Stock Incentive Plan, Technical Team Retention Plan of 2022 or inducement award grants, are issued and outstanding as of the Record Date, have not been exercised or converted and settled and are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants.

Q:	What information was distributed to the Record Datavault Warrant Holders, Record Datavault Note Holders and Record Datavault Award Holders in connection with the Distribution?

A:	If at the close of business on January 7, 2026, you held Record Datavault Warrants, Record Datavault Notes and/or Record Datavault Awards, then such securities were registered directly in your name with Datavault (and not with Datavault’s transfer agent), and Alliance Advisors, on Datavault’s behalf, mailed a letter to your address on record with Datavault describing the Distribution and informing you about the process of electing to receive your portion of the Distribution by setting up your digital wallet with Datavault (if you don’t already have one) and uploading your completed, executed Opt-In Agreement by navigating to the Distribution Website at www.dreambowlcoin2.com.

Q:	What if I hold Record Datavault Warrants that have not been exercised in full, Record Datavault Notes that have not been converted in full and/or Record Datavault Awards that have not been vested in full, or are otherwise subject to limitations on participating in the Distribution, in each case, as of the Record Date and/or Payment Date?

A:

The portion of the Distribution with respect to the unexercised portion of Datavault Warrants that have not been exercised in full and the portion of the Record Datavault Notes that have not been converted in full shall be distributed on the same basis as the Distribution is made to Record Datavault Common Holders.

The portion of the Distribution with respect to the unvested portion of Record Datavault Awards that have not vested in full (or any portion thereof otherwise subject to limitations on participating in the Distribution) shall, for the benefit of the applicable Record Datavault Award Holders, be held in abeyance in a digital wallet of Datavault until such time, if ever, as such Record Datavault Award Holder becomes entitled to that portion of the Distribution pursuant to the terms and conditions of the applicable Record Datavault Award.

Q:	What if I am a holder of Datavault Securities and did not receive a letter from Datavault describing the Distribution and informing me about the process of electing to receive my portion of the Distribution or I have questions about how to receive the Meme Coins?

A:

Stockholder of Record: Shares Registered in Your Name

To obtain a copy of the letter from Datavault, or if you have questions about such letter, the Distribution Website, and/or how to receive the Meme Coins or, subject to having completed and executed the Opt-In Agreement and having a digital wallet with Datavault, to check on the status of the deposit of your Meme Coins in your digital wallet from and after the Payment Date, please visit the Distribution Website at www.dreambowlcoin2.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-888-244-0512 (or 1-551-367-1997 for international holders)

Email Address: DVLT2@allianceadvisors.com

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, that organization received the cover letter with respect to all Datavault Common Stock held by its customers; please visit the Distribution Website at www.dreambowlcoin2.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-888-244-0512 (or 1-551-367-1997 for international holders)

Email Address: DVLT2@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Record Datavault Warrant Holder and Record Datavault Award Holder

To obtain a copy of the letter from Datavault, or if you have questions about such letter, the Distribution Website, and/or how to receive the Meme Coins or, subject to having completed and executed the Opt-In Agreement and having a digital wallet with Datavault, to check on the status of the deposit of your Meme Coins in your digital wallet from and after the Payment Date, please visit the Distribution Website at www.dreambowlcoin2.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-888-244-0512 (or 1-551-367-1997 for international holders)

Email Address: DVLT2@allianceadvisors.com

Q:	Can I obtain, complete and submit the relevant Distribution Materials online?

A:

Yes. In the cover letter that was mailed by Datavault, there is a QR Code that you may scan to obtain access to the Distribution Website (defined below) hosted by Datavault’s Information Agent, Alliance Advisors, where you can obtain a copy of the Distribution Materials and instructions on how to complete and submit your Opt-In Agreement and, if you don’t already have one, set up a digital wallet with Datavault.

You must initiate the process of electing to receive your portion of the Distribution by setting up your digital wallet with Datavault (unless you already have one) and completing the Opt-In Agreement by navigating to the Distribution Website at www.dreambowlcoin2.com. On the Distribution Website, you can view and download the Distribution Materials, set up a digital wallet with Datavault, and print, complete and submit your Opt-In Agreement.

Q:	Why am I being asked to have a digital wallet with Datavault to receive the Meme Coins?

A:

The Meme Coins are a digital asset and can only be held in a digital wallet. It is a condition to the receipt of the Meme Coins in the Distribution that you have a digital wallet hosted by Datavault.

If you don’t already have a digital wallet with Datavault, instructions for opening a digital wallet with Datavault can be found on the Distribution Website at www.dreambowlcoin2.com.

Q:	If I have an existing digital wallet with Datavault, will I be required to create a new digital wallet to participate in the Distribution?

A:	No.

Q:	Why am I being asked to execute and deliver an Opt-In Agreement?

A:

Execution of the Opt-In Agreement is also a condition to the receipt of the Meme Coins.

By executing an Opt-In Agreement, you are agreeing, among other things, to the payment conditions set forth therein, and acknowledging that you understand the process for receiving the Meme Coins, that the Datavault Board can change the Record Date, Payment Date or revoke the Distribution, and that the Meme Coins may not have or maintain any value.

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, then in connection with your execution and delivery of the Opt-In Agreement, (a) Datavault may require additional documentation to verify the number of shares of Datavault Common Stock you hold, including the delivery of a copy of your brokerage statement as of the Record Date (or a full monthly statement for January 2025) or other certification regarding your holdings of Datavault Common Stock as of the Record Date, (b) you will need to authorize Datavault and Alliance Advisors to contact your brokerage firm, bank, dealer or other similar organization for purposes of verifying your holdings, and (c) you will be required to indemnify Datavault and its directors, officers, stockholders, members, partners, employees and agents to the fullest extent permitted by law with respect to certain losses arising in connection with your participation in the Distribution, including any inaccuracy in the number of shares of Datavault Common Stock set forth in your Opt-In Agreement, as more fully described therein. Verification of the number of shares of Datavault Common Stock that you hold shall be in the sole discretion of Alliance Advisors based on the certifications and/or other records and information presented by the applicable Record Holder.

Datavault urges you to read carefully the Opt-In Agreement prior to making any decision to accept the Meme Coins.

Q:	If I hold my shares of Datavault Common Stock in “street name” through more than one brokerage firm, bank, dealer or other similar organization, can I deliver one Opt-In Agreement for all of my shares?

A:	If you hold your shares of Datavault Common Stock in “street name” through more than one brokerage firm, bank, dealer or other similar organization, then you will need to execute and deliver a separate Opt-In Agreement with respect the aggregate number of shares of Datavault Common Stock held at each separate brokerage firm, bank, dealer or other similar organization.

Q:	If I delivered opt-in agreements or other documentation to the Information Agent in connection with prior dividends or distributions declared by Datavault, am I required to execute and deliver the Opt-In Agreement with respect to this Distribution?

A:	Yes.

Q:	If I hold my shares of Datavault Common Stock in “street name” and the Information Agent is unable to verify the number of shares that I hold, will I be able to receive my portion of the Distribution?

A:	If you hold your shares of Datavault Common Stock in “street name” with a brokerage firm, bank, dealer or other similar organization and the Information Agent is unable to verify the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization, including if you fail to provide additional documentation to verify the number of shares of Datavault Common Stock that you hold in street name, then you will not receive your portion of the Distribution until such time as the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization can be verified by the Information Agent.

Q:	The Opt-In Agreement requires that I provide personal information to Datavault and the Information Agent. Will that personal information be shared with third parties by Datavault or the Information Agent?

A:	Neither Datavault nor the Information Agent will share Holder information with third parties.

Q:	What is the value of the Meme Coins?

A:	The fair market value per Meme Coin is $0.000086 as of January 21, 2026, based on an independent valuation conducted by an independent third-party valuation firm at the request of Datavault, and such value assumes that the Meme Coins are illiquid through February 21, 2026. See the Risk Factors that form a part of the Opt-In Agreement.

Q:	Will there be a trading market for the Meme Coins?

A:	Yes, Datavault anticipates that in the second quarter of 2026, the Meme Coins will be tradeable on Datavault’s proprietary Information Data Exchange, which acts as a digital marketplace where registered buyers and sellers can securely exchange payment for data assets, including the Meme Coins. Datavault will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange. Holders of Meme Coins may also be able to export the Meme Coins to other digital wallets.

Q:	Will there be fees associated with opening a digital wallet with Datavault?

A:	No, there will not be fees associated with opening a digital wallet with Datavault.

Q:	Will there be fees associated with transfers of Meme Coins or trades made on the Information Data Exchange after the initial deposit of Meme Coins into my digital wallet?

A:

Datavault will notify holders of Meme Coins when they can commence trading the Meme Coins on the Information Data Exchange.

Trades of Meme Coins made on the Information Data Exchange will incur ordinary course trading fees that are based on transaction value and embedded within the terms of the applicable smart contract. Meme Coins that are exported to and traded on other trading platforms or digital exchanges may be subject to additional fees not imposed by Datavault.

Q:	What are the tax consequences to Record Holders of accepting the Meme Coins?

A:

Record Datavault Common Holders and Record Datavault Award Holders

The distribution of Meme Coins is an in-kind distribution that may be a dividend (to the extent of Datavault’s current and accumulated earnings and profits (“E&P”)). With respect to Meme Coins issued to a Record Datavault Common Holder or Record Datavault Award Holder, any amount in excess of E&P would reduce a Record Datavault Common Holder or Record Datavault Award Holder’s tax basis in its Datavault Common Stock underlying the dividend and any amount in excess of that basis should constitute gain. Datavault may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with Datavault’s tax preparers. In executing and delivering to Datavault the Opt-In Agreement, you agree (and will be required absent disclosure to the Internal Revenue Service (the “IRS”) and other tax authorities) to report such amounts in the same manner as Datavault.

Datavault intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Record Datavault Warrant Holders

The tax treatment of the dividend with respect to the Record Datavault Warrant Holders of the Meme Coin is unclear. Such distribution could be treated as an adjustment to conversion price and a dividend, or may be subject to another treatment. Datavault will report such amounts in such manner as it decides is appropriate in consultation with Datavault’s tax preparers. In executing and delivering to Datavault the Opt-In Agreement, you agree (and will be required absent disclosure to the IRS and other tax authorities) to report such amounts in the same manner as Datavault.

Datavault intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Q:	I share an address with another Datavault stockholder, and we received only one paper copy of the letter from Datavault. How may I obtain an additional copy of the letter from Datavault?

A:

Datavault has adopted a procedure called “householding”. Under this procedure, Datavault delivers a single copy of the letter from Datavault to multiple stockholders and other equityholders who share the same address, unless it has received contrary instructions from one or more of such stockholders or other equityholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders and other equityholders who participate in householding will continue to be able to access and receive separate letters from Datavault. Upon written or oral request, Datavault (through the Information Agent) will deliver promptly a separate copy of the letter from Datavault to any stockholder or other equityholder at a shared address to which Datavault delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder or other equityholder is receiving multiple copies, to request that we only send a single copy of the letter from Datavault, such stockholder or other equityholder may contact Alliance Advisors at:

Alliance Advisors

Telephone Number: 1-888-244-0512 (or 1-551-367-1997 for international holders)

Email Address: DVLT2@allianceadvisors.com

We encourage stockholders to contact Alliance by telephone or e-mail instead of physical mail to help ensure timely receipt of any request a copy of the letter from Datavault.

Q:	I share an address with another Datavault stockholder. Am I required to have my own digital wallet with Datavault?

A:	Yes, each Record Holder is required to have their own digital wallet with Datavault in order to receive the Distribution.

Q:	I am a non-U.S. Record Holder. Am I eligible to participate in the Distribution?

A:	Yes, non-U.S. Record Holders are eligible to participate in the Distribution on the same terms and conditions as U.S. Record Holders, including as set forth in the Opt-In Agreement and this FAQ.

Q:	Should I seek advice from legal and/or tax advisors before I elect to receive the Distribution?

A:

There may be legal and tax consequences from your election to participate in the Distribution, execution of the Opt-In Agreement and receipt of the Distribution.

Datavault encourages all Record Holders to seek legal and tax advice from qualified legal counsel and a tax professional before deciding to elect to participate in the Distribution, execute the Opt-In Agreement and receive the Distribution.

Q:	Is there a deadline to execute and deliver the Opt-In Agreement?

A:	No. Datavault encourages you to execute and deliver the Opt-In Agreement on or prior to the Payment Date. A Record Holder’s execution and delivery of the Opt-In Agreement after the Payment Date may result in delays in the payment of the Distribution to such Record Holder.